UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Norfolk Southern Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V09711-P87724 NORFOLK SOUTHERN CORPORATION 2023 Annual Meeting of Shareholders Vote by May 10, 2023 11:59 PM EDT You invested in NORFOLK SOUTHERN CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 11, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. NORFOLK SOUTHERN CORPORATION ATTN: RICHARD D. JOHNSON 650 W. PEACHTREE STREET, NW ATLANTA, GA 30308 Vote Virtually at the Meeting* May 11, 2023 8:30 A.M. EDT *Please check the meeting materials for any special requirements for meeting attendance. Virtually at: www.virtualshareholdermeeting.com/NSC2023 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Norfolk Southern is in the business of a better planet. Sign up for electronic delivery of future meeting materials. While voting on www.ProxyVote.com, be sure to click “Delivery Settings.” Voting Items Board Recommends V09712-P87724 1. Election of Directors Nominees: 1c. Marcela E. Donadio 1a. Thomas D. Bell, Jr. 1d. John C. Huffard, Jr. 1k. Jennifer F. Scanlon 1b. Mitchell E. Daniels, Jr. 1e. Christopher T. Jones 1l. Alan H. Shaw 1f. Thomas C. Kelleher 1m. John R. Thompson 1g. Steven F. Leer 2. Ratification of the appointment of KPMG LLP, independent registered public accounting firm, as Norfolk Southern’s independent auditors for the year ending December 31, 2023. 1h. Michael D. Lockhart 1i. Amy E. Miles 3. Approval of the advisory resolution on executive compensation, as disclosed in the proxy statement for the 2023 Annual Meeting of Shareholders. 1j. Claude Mongeau 4. Frequency of advisory resolution on executive compensation. 5. A shareholder proposal regarding street name and non-street name shareholders’ rights to call a special meeting. NOTE: In addition, in their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. For For For For For For For For For For For For For For For Against 1 Year